NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Douglas S. Constantine
Mayfield Village, Ohio 44143	(440) 395-3707
http://www.progressive.com	investor_relations@progressive.com

PROGRESSIVE REPORTS JUNE RESULTS

MAYFIELD VILLAGE, OHIO -- July 13, 2023 -- The Progressive Corporation (NYSE:PGR) today reported the following results for June 2023 and the second quarter of 2023:

	June			Quarter
(millions, except per share amounts and ratios; unaudited)	2023	2022	Change	2023	2022	Change
Net premiums written	$4,320.1	$3,877.1	11%	$14,716.9	$12,422.1	18%
Net premiums earned	$4,515.2	$3,770.2	20%	$14,464.4	$12,147.9	19%
Net income (loss)	$40.9	$(436.7)	(109)%	$345.4	$(542.9)	(164)%
Per share available to common shareholders	$0.06	$(0.75)	(109)%	$0.57	$(0.94)	(161)%
Total pretax net realized gains (losses) on securities	$143.8	$(564.2)	(125)%	$126.9	$(1,177.7)	(111)%
Combined ratio	104.9	94.7	10.2 pts.	100.4	95.6	4.8 pts.
Average equivalent common shares	587.1	584.3	0%	587.0	584.3	0%

	June
(thousands; unaudited)	2023	2022	Change
Policies in Force
Personal Lines
Agency – auto	8,437.8	7,619.5	11%
Direct – auto	11,220.5	9,557.0	17%
Total personal auto	19,658.3	17,176.5	14%
Total special lines	5,843.1	5,485.0	7%
Total Personal Lines	25,501.4	22,661.5	13%
Total Commercial Lines	1,101.1	1,024.6	7%
Total Property business	2,974.3	2,823.0	5%
Companywide Total	29,576.8	26,509.1	12%

Progressive offers personal and commercial insurance throughout the United States. Our Personal Lines business writes insurance for personal autos and special lines products. Our Commercial Lines business writes auto-related liability and physical damage insurance, business-related general liability and property insurance predominantly for small businesses, and workers’ compensation insurance primarily for the transportation industry. Our Property business writes residential property insurance for homeowners, other property owners, and renters.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENT
June 2023
(millions)
(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$4,320.1

Revenues:
Net premiums earned	$4,515.2
Investment income	154.7
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	(20.0)
Net holding period gains (losses) on securities	164.5
Net impairment losses recognized in earnings	(0.7)
Total net realized gains (losses) on securities	143.8
Fees and other revenues	70.6
Service revenues	26.4
Total revenues	4,910.7

Expenses:
Losses and loss adjustment expenses	4,021.0
Policy acquisition costs	356.9
Other underwriting expenses	427.6
Investment expenses	2.0
Service expenses	30.3
Interest expense	23.1
Total expenses	4,860.9

Income before income taxes	49.8
Provision for income taxes	8.9
Net income	40.9

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on fixed-maturity securities	(323.8)
Net unrealized losses on forecasted transactions	0
Foreign currency translation adjustment	0.2
Other comprehensive income (loss)	(323.6)
Total comprehensive income (loss)	$(282.7)

1 See the monthly commentary at the end of this release for additional discussion. For a description of our financial reporting and accounting policies as it applies to information contained throughout this release, see Note 1 to our 2022 audited consolidated financial statements included in our 2022 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
June 2023
(millions)
(unaudited)

	Year-to-Date
	2023	2022	% Change
Net premiums written	$30,826.6	$25,603.1	20

Revenues:
Net premiums earned	$27,997.5	$23,950.8	17
Investment income	874.1	534.6	64
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	104.8	492.1	(79)
Net holding period gains (losses) on securities	98.4	(2,110.8)	(105)
Net impairment losses recognized in earnings	(4.5)	(4.3)	5
Total net realized gains (losses) on securities	198.7	(1,623.0)	(112)
Fees and other revenues	432.9	350.5	24
Service revenues	153.5	147.8	4
Total revenues	29,656.7	23,360.7	27

Expenses:
Losses and loss adjustment expenses	22,794.1	18,279.5	25
Policy acquisition costs	2,269.4	1,897.0	20
Other underwriting expenses	3,289.6	2,937.5	12
Investment expenses	11.6	11.6	0
Service expenses	172.9	138.7	25
Interest expense	129.0	117.3	10
Goodwill impairment	0	224.8	(100)
Total expenses	28,666.6	23,606.4	21

Income (loss) before income taxes	990.1	(245.7)	NM
Provision (benefit) for income taxes	196.8	(16.7)	NM
Net income (loss)	793.3	(229.0)	(446)

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on fixed-maturity securities	147.6	(2,249.7)	(107)
Net unrealized losses on forecasted transactions	0.2	0.2	0
Foreign currency translation adjustment	0.2	(0.2)	(200)
Other comprehensive income (loss)	148.0	(2,249.7)	(107)
Total comprehensive income (loss)	$941.3	$(2,478.7)	(138)

NM = Not Meaningful

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE
&
INVESTMENT RESULTS
June 2023
(millions – except per share amounts)
(unaudited)

The following table sets forth the computation of per share results:

	Current	Year-to-Date
	Month	2023	2022

Net income (loss)	$40.9	$793.3	$(229.0)
Less: Preferred share dividends	3.3	16.8	13.4
Net income (loss) available to common shareholders	$37.6	$776.5	$(242.4)
Per common share:
Basic	$0.06	$1.33	$(0.41)
Diluted	$0.06	$1.32	$(0.41)

Comprehensive income (loss)	$(282.7)	$941.3	(2,478.7)
Less: Preferred share dividends	3.3	16.8	13.4
Comprehensive income (loss) attributable to common shareholders	$(286.0)	$924.5	$(2,492.1)
Per common share:
Diluted	$(0.49)	$1.57	$(4.27)

Average common shares outstanding - Basic	584.9	584.9	584.3
Net effect of dilutive stock-based compensation	2.2	2.1	2.1
Total average equivalent common shares - Diluted	587.1	587.0	586.4

The following table sets forth the investment results for the period:
	Current	Year-to-Date
	Month	2023	2022
Fully taxable equivalent (FTE) total return:
Fixed-income securities	(0.5)%	1.7%	(5.9)%
Common stocks	6.8%	16.9%	(20.4)%
Total portfolio	(0.2)%	2.3%	(7.2)%

Pretax annualized investment income book yield	3.1%	3.0%	2.1%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
June 2023
($ in millions)
(unaudited)

Current Month
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total
Net Premiums Written	$1,616.4	$1,758.4	$3,374.8	$690.5	$254.8	$4,320.1
% Growth in NPW	17%	14%	15%	(6)%[1]	18%	11%
Net Premiums Earned	$1,631.8	$1,924.6	$3,556.4	$762.7	$196.1	$4,515.2
% Growth in NPE	21%	26%	24%	6%	9%	20%

GAAP Ratios
Loss/LAE ratio	87.8	89.2	88.6	80.2	128.3	88.9
Expense ratio	18.0	11.7	14.6	19.2	29.0	16.0
Combined ratio	105.8	100.9	103.2	99.4	157.3	104.9
Net catastrophe loss ratio[2]			6.3	1.1	91.8	9.2

Actuarial Adjustments[3]
Reserve Decrease/(Increase)
Prior accident years						$(130.9)
Current accident year						(160.3)
Calendar year actuarial adjustment	$(134.6)	$(148.6)	$(283.2)	$(24.4)	$16.4	$(291.2)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(130.9)
All other development						(6.9)
Total development[4]						$(137.8)

Calendar year loss/LAE ratio						88.9
Accident year loss/LAE ratio						85.8

1 The decrease is primarily attributable to our transportation network company (TNC) business, due to a year-over-year decrease in the monthly adjustment for projected mileage, which is the basis for computing premiums. Excluding the TNC business, total Commercial Lines net premiums written growth would have been about 4% for the month.
2 Represents catastrophe losses incurred during the period, including the impact of reinsurance, as a percent of net premiums earned. During the month, we incurred catastrophe losses related to severe weather throughout the United States.
3 Represents adjustments solely based on our normally scheduled actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.
4 See the Monthly Commentary at the end of this release for a discussion of the June prior accident years development.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
June 2023
($ in millions)
(unaudited)

Year-to-Date
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total
Net Premiums Written	$10,948.1	$12,765.2	$23,713.3	$5,733.3	$1,379.7	$30,826.6
% Growth in NPW	22%	25%	24%	10%	17%	20%
Net Premiums Earned	$10,067.4	$11,898.1	$21,965.5	$4,810.2	$1,221.0	$27,997.5
% Growth in NPE	16%	23%	19%	9%	8%	17%

GAAP Ratios
Loss/LAE ratio	80.8	82.4	81.7	76.8	90.8	81.2
Expense ratio	18.3	16.7	17.4	20.6	28.8	18.5
Combined ratio	99.1	99.1	99.1	97.4	119.6	99.7
Net catastrophe loss ratio[1]			3.1	0.5	45.9	4.5

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$(206.6)
Current accident year						(424.3)
Calendar year actuarial adjustment	$(242.3)	$(272.9)	$(515.2)	$(71.7)	$(44.0)	$(630.9)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(206.6)
All other development						(903.9)
Total development						$(1,110.5)

Calendar year loss/LAE ratio						81.2
Accident year loss/LAE ratio						77.2

1 Represents catastrophe losses incurred during the period, including the impact of reinsurance, as a percent of net premiums earned.
2 Represents adjustments solely based on our normally scheduled actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions - except per share amounts)
(unaudited)

June 2023
CONDENSED GAAP BALANCE SHEET:
Investments, at fair value:
Available-for-sale securities:
Fixed maturities[1] (amortized cost: $57,484.7)	$54,078.1
Short-term investments (amortized cost: $1,494.3)	1,494.3
Total available-for-sale securities	55,572.4
Equity securities:
Nonredeemable preferred stocks (cost: $1,107.1)	985.1
Common equities (cost: $662.0)	2,708.1
Total equity securities	3,693.2
Total investments[2,3]	59,265.6
Net premiums receivable	12,273.3
Reinsurance recoverables (including $5,064.4 on unpaid loss and LAE reserves)	5,516.9
Deferred acquisition costs	1,685.6
Other assets	4,203.8
Total assets	$82,945.2

Unearned premiums	$20,070.1
Loss and loss adjustment expense reserves	32,753.3
Other liabilities[2]	6,524.0
Debt	6,886.5
Total liabilities	66,233.9
Shareholders’ equity	16,711.3
Total liabilities and shareholders’ equity	$82,945.2

Common shares outstanding	585.3
Common shares repurchased - June	0
Average cost per common share	$0
Book value per common share	$27.71
Trailing 12-month return on average common shareholders’ equity
Net income	10.9%
Comprehensive income	8.0%
Net unrealized pretax gains (losses) on fixed-maturity securities	$(3,350.8)
Increase (decrease) from May 2023	$(410.0)
Increase (decrease) from December 2022	$186.8
Debt-to-total capital ratio	29.2%
Fixed-income portfolio duration	2.9
Weighted average credit quality	AA .
1 As of June 30, 2023, we held certain hybrid securities and recognized a change in fair value of $55.8 million as a realized loss during the period we held these securities.
2 At June 30, 2023, we had $248.0 million of net unsettled security transactions classified in “other liabilities.”
3 Includes $4.3 billion, net of unsettled security transactions, of investments in a consolidated, non-insurance subsidiary of the holding company.

Monthly Commentary
•In June, we experienced unfavorable prior accident years reserve development of $137.8 million, or 3.1 points on the companywide loss/LAE ratio. Increases from our regularly scheduled actuarial reserve reviews in our personal auto products accounted for the predominance of the companywide unfavorable development for the month. Both the prior and current accident year increases primarily related to a higher ultimate severity on previously closed claims in our property damage coverages. Our commercial auto products unfavorable actuarial adjustments were predominately in our transportation network company business.
•Disclosure of monthly results often shows more variability in written premium growth rates than disclosure on a quarterly basis under our accounting calendar. The net premiums written growth rate for June reflects, in part, that the first day of July, which is historically a higher volume day, will be included in fiscal July 2023, compared to fiscal June 2022. This calendar discrepancy had about a 3% unfavorable impact on our personal and commercial auto written premium growth rate for the month. Therefore, it may be more meaningful to review policy in force growth, which is not as impacted by the fiscal calendar, or to analyze written premium growth on a quarterly basis. As previously reported, we currently anticipate changes to our accounting calendar, to align with a traditional Gregorian calendar, in the fourth quarter of 2023. See “Risk Factors - Other” in our Form 10-K for additional information.
Events
Our second quarter Investor Relations conference call is currently scheduled to be held on Wednesday, August 2, 2023, at 9:30 a.m. eastern time. This quarterly call, which will consist of both a conference call and audio-only webcast, is scheduled to last 90 minutes and will begin with an approximate 45-minute presentation on loss reserving and cohort pricing, followed by a question and answer session with Tricia Griffith, our CEO, and John Sauerland, our CFO. We plan to file our Quarterly Report on Form 10-Q with the SEC on Tuesday, August 1, 2023. If the dates of our events, which are always subject to change, are rescheduled, we will announce the change in a press release as soon as practical and publish it on our investor website. Details regarding access to the teleconference, or any event changes, will be available at: https://investors.progressive.com/events.
We plan to release July results on Wednesday, August 16, 2023, before the market opens.
About Progressive
Progressive Insurance® makes it easy to understand, buy and use car insurance, home insurance, and other protection needs. Progressive offers choices so consumers can reach us however it’s most convenient for them — online at progressive.com, by phone at 1-800-PROGRESSIVE, via the Progressive mobile app, or in-person with a local agent.
Progressive provides insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes; it is the second largest auto insurer in the country, a leading seller of commercial auto, motorcycle, and boat insurance, and one of the top 15 homeowners insurance carriers.
Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot®, and HomeQuote Explorer®.
The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE: PGR.

Regulation FD Disclosure Outlets
The Company disseminates information to the public about the Company, its products, services and other matters through various outlets in order to achieve broad, non-exclusionary distribution of information to the public. These outlets include the Company’s website (progressive.com) and its investor relations website (investors.progressive.com). We encourage investors and others to review the information the Company makes public through these outlets, as such information distributed through these outlets may be considered to be material information.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that certain statements in this report not based upon historical fact are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements often use words such as “estimate,” “expect,” “intend,” “plan,” “believe,” “goal,” “target,” “anticipate,” “will,” “could,” “likely,” “may,” “should,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. Forward-looking statements are not guarantees of future performance, are based on current expectations and projections about future events, and are subject to certain risks, assumptions and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to:

•our ability to underwrite and price risks accurately and to charge adequate rates to policyholders;
•our ability to establish accurate loss reserves;
•the impact of severe weather, other catastrophe events and climate change;
•the effectiveness of our reinsurance programs and the continued availability of reinsurance and performance by reinsurers;
•the secure and uninterrupted operation of the systems, facilities and business functions and the operation of various third-party systems that are critical to our business;
•the impacts of a security breach or other attack involving our technology systems or the systems of one or more of our vendors;
•our ability to maintain a recognized and trusted brand and reputation;
•whether we innovate effectively and respond to our competitors’ initiatives;
•whether we effectively manage complexity as we develop and deliver products and customer experiences;
•our ability to attract, develop and retain talent and maintain appropriate staffing levels;
•the impact of misconduct or fraudulent acts by employees, agents, and third parties to our business and/or exposure to regulatory assessments;
•the highly competitive nature of property-casualty insurance markets;
•whether we adjust claims accurately;
•compliance with complex and changing laws and regulations;
•litigation challenging our business practices, and those of our competitors and other companies;
•the success of our business strategy and efforts to acquire or develop new products or enter into new areas of business and navigate related risks;
•how intellectual property rights affect our competitiveness and our business operations;
•the performance of our fixed-income and equity investment portfolios;
•the impact on our investment returns and strategies from regulations and societal pressures relating to environmental, social, governance and other public policy matters;
•the elimination of the London Interbank Offered Rate;
•our continued ability to access our cash accounts and/or convert investments into cash on favorable terms;
•the impact if one or more parties with which we enter into significant contracts or transact business fail to perform;
•legal restrictions on our insurance subsidiaries’ ability to pay dividends to The Progressive Corporation;
•limitations on our ability to pay dividends on our common shares under the terms of our outstanding preferred shares;
•our ability to obtain capital when necessary to support our business and potential growth;
•evaluations by credit rating and other rating agencies;
•the variable nature of our common share dividend policy;
•whether our investments in certain tax-advantaged projects generate the anticipated returns;
•the impact from not managing to short-term earnings expectations in light of our goal to maximize the long-term value of the enterprise;
•the impacts of epidemics, pandemics or other widespread health risks; and
•other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission, including, without limitation, the Risk Factors section of our Annual Report on Form 10-K for the year ending December 31, 2022.

Any forward-looking statements are made only as of the date presented. Except as required by applicable law, we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or developments or otherwise.

In addition, investors should be aware that accounting principles generally accepted in the United States prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when we establish reserves for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.